AMENDMENT NO. 1 TO STOCK AND MINERAL LEASE PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO STOCK AND MINERAL LEASE PURCHASE AGEEMENT is entered into as of January 9, 2017 ("Amendment No. 1"), between FIELDPOINT PETROLEUM CORPORATION, a Colorado corporation ("Company") and HFT ENTERPRISES, LLC, a Nevada limited liability company (“HFT”).

R E C I T A L S

A.

Company and HFT are parties to an existing Stock and Mineral Lease Purchase Agreement dated August 12, 2016 (the “Original Agreement”).

B.

The Company and HFT desire to amend certain provisions of the Original Agreement.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Original Agreement is hereby amendeded as follows:

1.

The last sentence of Section 1, Purchase and Sale of Shares is hereby replaced with the following:

“The first tranche will be purchased at the closing date and the second tranche must be purchased by January 15, 2017.”

2.

Section 2, Purchase and Sale of Oil and Gas Mineral Lease, is hereby replaced in its entirety with the following paragraph:

“2.

Purchase and Sale of Oil and Gas Mineral Lease.  On the Closing Date, the Company shall give the Buyer, the right to purchase an undivided 100% working interest on or before April 1, 2017 (the “Lease Interest”) in either the Company’s Elkhorn and JC Kinney leases in the Big Muddy Oil Field in Converse County, Wyoming for a purchase price of $430,000.00, or the Company’s mineral lease covering the Sulimar Field in Chaves County, New Mexico for a purchase price to be determined.”

3.

Except as expressly modified by this Amendment No. 1, the parties reaffirm that the Original Agreement is and remains in full force and effect.  In the event of any conflict or inconsistency between the Original Agreement and this Amendment No. 1, the provisions of this Amendment No. 1 shall control.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to be effective as of the date and year first above written.

COMPANY:

FIELDPOINT PETROLEUM CORPORATION

By:

/s/ Phillip Roberson

      Name:

Phillip Roberson

      Title:

President

HFT:

HFT ENTERPRISES, LLC

By:

/s/ Michael Herman

      Name:

Michael Herman

      Title:

Manager